UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 24, 2023
Date of Report (Date of earliest event reported)
KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34460	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Chisholm Trail
Round Rock, TX 92131
(Address of Principal Executive Offices) (Zip Code)

(512) 238-9840
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	KTOS	The NASDAQ Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Kratos Defense & Security Solutions, Inc. 2023 Equity Incentive Plan

On May 24, 2023, Kratos Defense & Security Solutions, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Kratos Defense & Security Solutions, Inc. 2023 Equity Incentive Plan (the “2023 Plan”), which succeeds and replaces in its entirety the Amended and Restated Kratos Defense & Security Solutions, Inc. 2014 Equity Incentive Plan (the “2014 Plan”). The 2023 Plan was adopted by the Company’s Board of Directors (the “Board”) on March 23, 2023, subject to approval by the Company’s stockholders, and became effective on the date of the Annual Meeting.

The aggregate number of shares of common stock authorized for issuance under the 2023 Plan is equal to (i) 4,393,190 shares, less (ii) any shares of common stock which are subject to awards granted under the 2014 Plan on or after March 27, 2023 but prior to the date of the Annual Meeting; plus (C) any shares of common stock which are subject to awards granted under the Company’s prior equity incentive plans which become available for issuance under the 2023 Plan following the date of the Annual Meeting. Notwithstanding the foregoing, the number of shares of common stock that may be issued or transferred pursuant to incentive stock options under the 2023 Plan may not exceed an aggregate of 10,000,000 shares.

The 2023 Plan authorizes the compensation committee of the Board (the “Compensation Committee”) to grant stock options, restricted stock, restricted stock units, dividend equivalents, stock payment awards and stock appreciation rights. The 2023 Plan also authorizes the Compensation Committee to grant performance awards payable in the form of the Company’s common stock or cash. The 2023 Plan authorizes the grant of awards to employees and consultants of the Company and to the Company’s non-employee directors.

The 2023 Plan also contains provisions with respect to payment of exercise or purchase prices, vesting and expiration of awards, adjustments and treatment of awards upon certain corporate transactions, including stock splits, recapitalizations and mergers, transferability of awards and tax withholding requirements. The 2023 Plan may be amended or terminated by the Board at any time, subject to certain limitations requiring stockholder consent or the consent of the participant. The 2023 Plan does not have a fixed term; however, no incentive stock options may be granted under the 2023 Plan after March 2033.

The terms and conditions of the 2023 Plan are described in the section entitled “Proposal No. 3 - Approval of Kratos Defense & Security Solutions, Inc. 2023 Equity Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2023 (the “Proxy Statement”), and the 2023 Plan is attached thereto as Annex B. The Company’s directors and executive officers are eligible to participate in the 2023 Plan. The foregoing description of the 2023 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2023 Plan incorporated herein by reference.

Approval of Kratos Defense & Security Solutions, Inc. 2023 Employee Stock Purchase Plan

In addition, at the Annual Meeting, the Company's stockholders approved the Kratos Defense & Security Solutions, Inc. 2023 Employee Stock Purchase Plan (the “2023 ESPP”), which succeeds and replaces in its entirety the Amended and Restated Kratos Defense & Security Solutions, Inc. 1999 Employee Stock Purchase Plan (the “1999 ESPP”). The 2023 ESPP was adopted by the Company’s Board of Directors (the “Board”) on March 23, 2023, subject to approval by the Company’s stockholders, and will become effective on July 1, 2023.

The aggregate number of shares of common stock authorized for issuance under the 2023 ESPP is equal to (i) 3,500,000 shares, plus (ii) the number of shares that remain available for issuance under the 1999 ESPP as of its termination on June 30, 2023 (after giving effect to the purchases pursuant to the offering period ending on such date under the 1999 ESPP). Notwithstanding the foregoing, the number of shares of common stock that may be issued or transferred pursuant to awards under the 2023 ESPP may not exceed an aggregate of 4,679,144 shares.

The 2023 ESPP is administered by the Compensation Committee. The Company’s employees are eligible to participate in the 2023 ESPP if they are customarily employed by the Company or any participating subsidiary for at least 20 hours per week and more than five months in any calendar year on the day prior to the first day of the offering period. However, an employee may not be granted rights to purchase stock under the 2023 ESPP if such employee, immediately after the grant, would own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of the Company's common or other class of stock. Eligible employees become participants in the 2023 ESPP by enrolling and authorizing payroll deductions by the deadline established by the administrator prior to the relevant offering date. Directors who are not employees are not eligible to participate.

The Section 423 Component of the 2023 ESPP is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The 2023 ESPP also contains a non-Section 423 Component, which authorizes the grant of rights which need not qualify as rights granted pursuant to an “employee stock purchase plan” under Section 423 of the Code. Stock will be offered under the 2023 ESPP during offering periods. The length of the offering periods under the 2023 ESPP will be determined by our Compensation Committee and may be up to 27 months long. Employee payroll deductions will be used to purchase shares on each purchase date during an offering period. The purchase dates will be determined by the Compensation Committee for each offering period, but will generally be the last trading day in each offering period. The Compensation Committee may, in its discretion, modify the terms of future offering periods.

The 2023 ESPP also contains provisions with respect to enrollment, contributions, withdrawal, effects of termination of employment, transferability, adjustments and treatment of awards upon certain corporate transactions, including stock splits, recapitalizations and mergers, transferability of awards and tax withholding requirements. The administrator of the 2023 ESPP may amend, suspend or terminate the 2023 ESPP. However, stockholder approval of any amendment to the 2023 ESPP will be obtained for any amendment which changes the aggregate number or type of shares that may be sold pursuant to rights under the 2023 ESPP or changes the corporations or classes of corporations whose employees are eligible to participate in the 2023 ESPP. The 2023 ESPP will continue until it is terminated by the Board.

The terms and conditions of the 2023 ESPP are described in the section entitled “Proposal No. 4 – Approval of the Kratos Defense & Security Solutions, Inc. 2023 Employee Stock Purchase Plan” in the Proxy Statement, and the 2023 ESPP is attached thereto as Annex C. The foregoing description of the 2023 ESPP does not purport to be complete and is qualified in its entirely by reference to the complete text of the 2023 ESPP, which is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

    On May 24, 2023, the Company held its Annual Meeting. As of the record date for the Annual Meeting, there were 126,678,288 shares of the Company’s common stock outstanding. At the Annual Meeting, the holders of 113,052,290 shares were represented in person or by proxy. Set forth below is a brief description of each matter acted upon by the stockholders of the Company at the Annual Meeting and the final voting results for each such proposal. These proposals are set out in more detail in the Company’s Proxy Statement.

1. The stockholders considered a proposal to elect each of the individuals named below as directors to serve until the next annual meeting or until their successors are duly elected and qualified. The nominees for election to the Board of Directors were elected, each to serve until the next annual meeting, based upon the following votes:

Nominee	For	Withheld	Broker Non-Votes
Scott Anderson	93,418,155	3,009,420	16,624,715
Eric DeMarco	95,084,447	1,343,128	16,624,715
William Hoglund	91,425,276	5,002,299	16,624,715
Scot Jarvis	91,055,469	5,372,106	16,624,715
Jane Judd	92,490,157	3,937,418	16,624,715
Samuel Liberatore	93,947,311	2,480,264	16,624,715
Deanna Lund	92,452,970	3,974,605	16,624,715
Amy Zegart	90,340,986	6,086,589	16,624,715

2. The stockholders considered a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. This proposal was approved based upon the following votes:

For	112,094,141
Against	839,559
Abstain	118,590

3. The stockholders considered a proposal to approve the adoption of the Kratos Defense & Security Solutions, Inc. 2023 Equity Incentive Plan. This proposal was approved based upon the following votes:

For	91,176,931
Against	4,938,815
Abstain	311,829
Broker Non-Votes	16,624,715

4. The stockholders considered a proposal to approve the adoption of the Kratos Defense & Security Solutions, Inc. 2023 Employee Stock Purchase Plan. This proposal was approved based upon the following votes:

For	95,808,879
Against	464,127
Abstain	154,569
Broker Non-Votes	16,624,715

5. The stockholders considered a proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as presented in the Company’s Proxy Statement. This proposal was approved based upon the following votes:

For	87,666,884
Against	8,456,953
Abstain	303,738
Broker Non-Votes	16,624,715

6. The stockholders considered a proposal to approve, on an advisory (non-binding) basis, the frequency of the stockholder advisory vote on the compensation of the Company’s named executive officers, as presented in the Company’s Proxy Statement. This proposal was approved for ONE YEAR based upon the following votes:

One Year	92,351,812
Two Years	155,871
Three Years	3,754,848
Abstain	165,044

Based on these results, the Company has decided to hold a stockholder advisory vote to approve the compensation of the Company’s named executive officers every year, until the next required stockholder advisory vote on the frequency of the stockholder advisory vote on the compensation of the Company's named executive officers. A stockholder advisory vote on the frequency of stockholder advisory votes on the compensation paid to the Company’s named executive officers is required to be held at least once every six years.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit
		Incorporated by Reference
Exhibit Number	Exhibit Description	Form	Filing Date/ Period End Date	Exhibit	Filed- Furnished Herewith
10.1	Kratos Defense & Security Solutions, Inc. 2023 Equity Incentive Plan	S-8	05/24/2023 (001-34460)	99.1
10.2	Kratos Defense & Security Solutions, Inc. 2023 Employee Stock Purchase Plan	S-8	05/24/2023 (001-34460)	99.2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2023

Kratos Defense & Security Solutions, Inc.

By: /s/ Marie Mendoza
                        Marie Mendoza
                        Senior Vice President, General Counsel & Secretary